UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 19, 2006 (September 15, 2006)
BlastGard International, Inc.
(Exact name of registrant as specified in its charter)
Colorado	333-47294	84-1506325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
12900 Automobile Blvd. - Suite D - Clearwater, FL 33762
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (727) 592-9400

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 19, 2006, the Company issued a press release to announce the engagement of the G&H Enterprises, LLC (as described above under Items 1.01). A copy of the press release is attached as an exhibit hereto.

Exhibits
EX-99.1	Press release dated September 19, 2006. (Filed herewith.)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlastGard International, Inc.
Date: September 19, 2006	By:	/s/ James F. Gordon
James F. Gordon Chief Executive Officer